INCOME TAXES	12 Months Ended
Dec. 31, 2017
INCOME TAXES

NOTE 18 – INCOME TAXES

For financial reporting purposes, (loss) income from continuing operations before income taxes includes the following components:

	Years Ended December 31,
	2017	2016	2015
Canada	$8,602	$—	$—
United States	(65,071)	(66,384)	(47,877)
Foreign	34,592	33,461	22,021

Loss from continuing operations before income taxes	$(21,877)	$(32,923)	$(25,856)

Income tax expense includes income and withholding taxes incurred in the following jurisdictions:

	Years Ended December 31,
	2017	2016	2015
Current:
Canada	$—	$—	$—
United States	—	430	602
Foreign	7,652	11,162	13,490

	7,652	11,592	14,092

Deferred:
Canada	$—	$—	$—
United States	—	—	—
Foreign	529	(3,950)	1,119

	529	(3,950)	1,119

Total income tax expense	$8,181	$7,642	$15,211

TIP Inc.’s portion of taxable income or loss is subject to taxation as both a U.S. and Canadian corporation as a result of the structure of the Arrangement. The federal statutory rates applicable for the U.S. and Canada for the year ended December 31, 2017 are 35% and 25%, respectively. The Company has historically incurred taxable losses including the period since the completion of the Arrangement through December 31, 2017. These losses have resulted in Net Operating Loss (NOL) carryforwards that may be used by the Company to offset future income taxable in the U.S. and Canada. The portion of the Company’s taxable income or loss that is attributable to the noncontrolling interests of Trilogy LLC is taxed directly to such members in accordance with their respective percentage ownership, therefore, no provision or liability for income taxes, other than minimal withholding taxes, has been included in the financial statements related to this portion of taxable income. The Company’s subsidiaries file income tax returns in their respective countries. The statutory tax rates for 2degrees and NuevaTel for the year ended December 31, 2017 are 28% and 25%, respectively.

Tax Legislation

On December 22, 2017, H.R. 1, commonly known as the Tax Cuts and Jobs Act (the “Tax Act”), was enacted in the U.S. The Tax Act contains significant changes to corporate taxation, including the implementation of a one-time tax on unremitted foreign earnings and the reduction of the U.S. corporate tax rate from 35 percent to 21 percent.

Given the significance of the legislation, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 118 (SAB 118), which allows registrants to initially record provisional amounts and adjust these amounts during the measurement period not to exceed one year from the enactment date. During the measurement period, impacts of the law are expected to be recorded at the time a reasonable estimate for all or a portion of the effects can be made, and provisional amounts can be recognized and adjusted as information becomes available, prepared or analyzed.

SAB 118 provides guidance for accounting for and disclosing: (1) the effects of the change in tax law for which accounting is complete; (2) provisional amounts (or adjustments to provisional amounts) for the effects of the tax law where accounting is not complete, but that a reasonable estimate has been determined; and (3) items for which a reasonable estimate cannot yet be made and therefore taxes are reflected in accordance with law prior to the enactment of the 2017 Tax Act.

Due to the interplay between the Arrangement and the implications of the one-time tax on unremitted earnings, the Company cannot yet make a reasonable estimate of the income tax liability associated with this provision of the new law as it relates to the use of certain foreign tax credits. Specifically, restrictions pursuant to Section 382 of the Internal Revenue Code may limit the ability to utilize $9.3 million of foreign tax credit carryovers that may be used to offset the one-time tax on unremitted earnings related to NuevaTel. These foreign tax credits have historically been subject to a full valuation allowance as there had been no assurance of their realization and use prior to the passing of the Tax Act. There is no tax on unremitted earnings for 2degrees due to historical losses in New Zealand. The Company will finalize its tax positions and calculations when it completes and analyzes the results of a detailed Section 382 study. At that time, the Company will be able to conclude finally whether any further adjustments are required to its net current and deferred tax accounts in the U.S. as of December 31, 2017 to account for the liability associated with the one-time tax on unremitted earnings. Any adjustments will be reported as a component of income tax expense in the reporting period in which any such adjustments are determined, which will be no later than the fourth quarter of 2018. Assuming the foreign tax credit carryovers are able to be utilized, the tax liability for unremitted foreign earnings at December 31, 2017 would be immaterial. Notwithstanding these one-time taxes on unremitted earnings, the impacts of the Tax Act have been assessed and deferred tax assets and liabilities have been revalued according to reduced tax rates. Further, the reduction in the corporate tax rate does not have a significant impact on the Company’s income tax provision due to the full valuation allowance on its U.S. deferred tax assets.

The reconciliation between income tax expense from continuing operations and the income tax expense that results from applying the Canadian federal statutory rate of 25 percent to consolidated pre-tax earnings is as follows:

	Years Ended December 31,
	2017	2016	2015
Income tax expense (benefit) at Canadian federal rate	$(5,469)	$(8,231)	$(6,464)
Earnings attributable to non-tax paying entities	8,597	17,261	12,668
Foreign rate differential	(1,996)	160	(672)
Change in valuation allowance	(23,050)	(5,472)	4,058
Effect of intercompany asset transfer	25,987	—	—
Impact of U.S. federal tax rate change	5,068	—	—
Foreign withholding tax incurred	692	2,681	1,071
Withholding taxes on unrepatriated foreign earnings	2,215	(38)	3,234
Inflation adjustment	(1,333)	(1,655)	(726)
Permanent adjustments	(3,001)	2,707	1,143
Other—net	471	229	899

Total	$8,181	$7,642	$15,211

The components of deferred tax assets and liabilities are as follows:

	December 31, 2017	December 31, 2016
Intangible assets	$11,833	$1,539
Fixed assets	2,614	4,111
Bad debt allowance	4,250	2,490
NOL and foreign tax credit carryforwards	33,075	62,232
Accrued liabilities	6,141	10,363
Inventory valuation	1,247	1,114
Transaction costs	1,994	—
Other	2,277	2,024

Subtotal	$63,431	$83,873
Less: valuation allowance	(50,881)	(66,546)

Total net deferred tax assets	$12,550	$17,327

Intangible assets	$—	$(517)
Fixed assets	(2,853)	(8,753)
Withholding taxes on unrepatriated foreign earnings	(13,017)	(10,801)

Total deferred tax liabilities	$(15,870)	$(20,071)

Net deferred tax liability	$(3,320)	$(2,744)

Subsequent to the issuance of the Consolidated Financial Statements as of December 31, 2016, the Company’s management identified certain components of the deferred income tax balances that were inappropriately excluded from the table above. The Company corrected the disclosure table for the periods presented to include the balances previously omitted and changed the recorded valuation allowance by the same amount. The corrections did not change the reported net deferred tax liability balance or the total effective tax rate previously reported. Management has concluded that these corrections were immaterial to the Consolidated Financial Statement as a whole and had no impact on the amounts previously reported in the Company’s Consolidated Balance Sheets, Statements of Operations and Comprehensive Loss or Statements of Cash Flows.

As of December 31, 2017, the Company had NOL carryforwards related to our operations in New Zealand of approximately $55 million. Such tax losses carry forward indefinitely provided that 2degrees shareholder continuity requirements are met. The Arrangement completed on February 7, 2017 resulted in a recapitalization of the Trilogy LLC’s members’ units. Additionally, as discussed in Note 13 – Equity and Note 21 – Subsequent Events, certain Trilogy LLC Class C Units were redeemed for Common Shares during the year ended December 31, 2017 and additional redemptions occurred subsequent to the year end and through the date of issuance of these financial statements. The impact of the redemptions through December 31, 2017 did not materially impact continuity and did not result in loss of NOL carryforwards. The redemptions subsequent to year end are not expected to materially impact continuity for remaining NOL carryforwards. Common Shares held by historical equity holders in Trilogy LLC and 2degrees will continue to be assessed in connection with shareholder continuity requirements.

Additionally, as of December 31, 2017, the Company had income tax NOL carryforwards related to corporate taxation of TIP Inc. (and its wholly owned U.S. subsidiary) in the U.S. and Canada of approximately $35 million and $5 million respectively. These tax losses carry forward for a period of 20 years in the U.S. and Canada provided that certain shareholder continuity and other requirements are met. As of December 31, 2017, these NOL carryforwards continue to be retained.

Management assesses the need for a valuation allowance in each tax paying component or jurisdiction based upon the available positive and negative evidence to estimate whether sufficient taxable income will exist to permit realization of the deferred tax assets. A significant item of objective negative evidence is the historical losses incurred in New Zealand and the current and historical losses for the Company. Such objective evidence limits the ability to consider other subjective evidence, such as our projections for future growth.

On the basis of this evaluation, as of December 31, 2017 valuation allowances of approximately $30 million and $21 million have been recorded for New Zealand and TIP Inc. (and its U.S. corporate subsidiaries), respectively, to recognize only the portion of the deferred tax assets that are more likely than not to be realized. The amount of the deferred tax assets considered realizable, however, could be adjusted if estimates of future taxable income during the carryforwards periods are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight is given to subjective evidence such as our projections for growth.

On August 1, 2017, 2degrees transferred its network assets to a wholly owned subsidiary and entered into a transaction to separate the 2degrees network assets from the 2degrees retail operations business to allow for flexibility in future operations and strategic business activities. Assets transferred in this network company transaction included network equipment, cell sites, network licenses and spectrum licenses. This intercompany transaction also resulted in a taxable gain that utilized a portion of the existing 2degrees NOL as of the transaction date and resulted in asset values at the new network company that have an increased tax basis. A valuation analysis and intercompany purchase price allocation were performed to estimate the value of assets transferred in this transaction, and the result of this analysis determined the amount of NOLs used in the transaction. The valuation was substantially completed during the fourth quarter of 2017 and resulted in approximately $93 million of NOLs being used and no longer included in the NOL carryforward amount disclosed as of December 31, 2017 above. Because the NOLs are subject to a full valuation allowance at December 31, 2017 and have been subject to a full valuation allowance historically, these activities, including the reduction of NOL carryforward with replacement asset values at the network company, did not have an impact on the Consolidated Financial Statements of the Company. The transaction gain and any ongoing intercompany activities are eliminated for presentation in the consolidated financial statements of the Company.

We are subject to taxation in Bolivia, New Zealand, the United States, and Canada. As of December 31, 2017, the following are the open tax years by jurisdiction:

New Zealand	2013 – 2017
Bolivia	2013 – 2017
United States	2014 – 2017
Canada	2015 – 2017

Supplemental Cash Flow Disclosure:

	Years Ended December 31,
	2017	2016	2015
Income and withholding tax paid	$11,628	$19,608	$23,448